SCHWAB CAPITAL TRUST
(the Trust)
Schwab® Fundamental Global Real Estate Index Fund
(the fund)
Supplement dated March 13, 2024, to the fund’s currently effective Summary
Prospectus and Statutory Prospectus

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Statutory Prospectus and should be read in conjunction with the Summary Prospectus and Statutory Prospectus.
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
At a meeting held on February 28, 2024, the Board of Trustees of the Trust approved changes to the fund’s comparative index from a Russell RAFI Index to a RAFI Fundamental High Liquidity Index (each an Index) as well as changes to the fund’s investment objective, which is non-fundamental. In connection with the approved Index changes, the fund’s investment strategy will be updated to reflect that to pursue its goal, the fund will generally invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks that are included in its Index. These changes, which are summarized below, are scheduled to be effective on or about June 21, 2024 (the Effective Date), and a new Summary Prospectus, Statutory Prospectus and Statement of Additional Information reflecting these changes, including corresponding changes throughout each document where references to the fund’s investment objective, investment strategy, comparative index and fund name appear, and other non-material changes will be available at that time. Shareholders are not required to approve these changes or take any other action. Please note that these changes are subject to modifications prior to the Effective Date.
1.
Schwab Fundamental Global Real Estate Index Fund – Under the “Investment Objective” and “Principal Investment Strategies” sections in the Summary Prospectus and the Statutory Prospectus: The investment objective and the first paragraph of the principal investment strategy will be revised to read as follows:

Investment Objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of global real estate equities based on their fundamental size and weight.
Investment Strategy
To pursue its goal, the fund generally invests in stocks that are included in the RAFI Fundamental High Liquidity Global Real Estate Index†. The index measures the performance of real estate companies, including real estate investment trusts (REITs), in U.S. and non-U.S. markets, including developed and emerging markets. Companies included in the index are those that are classified as real estate companies and REITs; excluding companies that have been classified as timber REITs or mortgage REITs. The companies within the index are assigned fundamental overall company scores (scores), which are created using as the universe the companies in the RAFI Global Equity Investable Universe (the parent universe). Securities are grouped in order of decreasing score and each company receives a weight based on its percentage of the total scores of the real estate companies within the parent universe. The companies included in the index, and their respective weights, are determined annually and are implemented using a partial quarterly reconstitution methodology in which the index is split into four equal segments and each segment is rebalanced on a rolling quarterly basis. The method of calculating the components of the index is subject to change.
†
Index ownership – The RAFI Fundamental High Liquidity Global Real Estate Index (the Index) is a service mark of RAFI Indices, LLC or its affiliates (collectively, RAFI) and has been licensed for use by Charles Schwab Investment Management, Inc. The intellectual and other property rights to the Index are owned by or licensed to RAFI. The Schwab Fundamental Global Real Estate Index Fund is not sponsored, endorsed, sold or promoted by RAFI, its agents or service providers (collectively, the RAFI Parties). The RAFI Parties: (i) make no representation or warranty as to the results to be obtained from the use of the Index or otherwise; and (ii) shall not be liable (whether in negligence or otherwise) to any person for any error in the Index. For full disclaimer, please see the fund’s statement of additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG123770-00 (03/24)
00297892